SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 7, 2007
Date of Report (Date of earliest event reported)

Anchor BanCorp Wisconsin Inc.
(Exact Name of Registrant as Specified in its Charter)

WI
(State or Other Jurisdiction of Incorporation)

00020006                                                         391726871
(Commission File Number)                                 (IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin 57303
(Address of Principal Executive Office) (Zip Code)

608-252-8982
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 7, 2007, Lake Area Bank issued a press release announcing entry of a definitive agreement with AnchorBank, fsb to purchase the Minnesota assets of S&C Bank subsequent to their being acquired by AnchorBank.  Terms were not disclosed.  The transaction is expected to close no later than during the first quarter of 2008.

A copy of the Lake Area Bank Press Release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
EXHIBIT #	DESCRIPTION
99.1	Press Release of Lake Area Bank (dated November 6, released November 7, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name
Date: November 8, 2007	By:	/s/ Dale Ringgenberg Senior VP, CFO

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
99.1	Press Release dated November 6, 2007